SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                January 30, 2003
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25056                     59-3262958
---------------                 ----------------            -------------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                         One New York Plaza, 16th Floor
                               New York, New York
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                    --------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                               Page 1 of 13 Pages

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

(C)         EXHIBITS.

99.1        Press Release, dated January 30, 2003.

99.2        Bankruptcy Court Order, dated January 29, 2003.

99.3        Bankruptcy Court Order, dated January 16, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

            On January 30, 2003, the Registrant's broker-dealer subsidiary, Maxcor Financial Inc., issued a press release announcing that the United States Bankruptcy Court for the Southern District of New York issued a new order in the dispute concerning the settlement of when-issued trading contracts effected in the common stock of NTL Inc. prior to NTL's emergence from bankruptcy on January 10th.

            The January 30, 2003 press release of the Registrant's broker-dealer subsidiary is furnished herewith and attached hereto as Exhibit 99.1. The new order of the Bankruptcy Court, dated January 29, 2003 and the prior order to which it relates, dated January 16, 2003, are furnished herewith and attached hereto as Exhibits 99.2 and 99.3, respectively.

                               Page 2 of 13 Pages

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER E. SCHWED
                                       ---------------------------------------
                                       Name:  Roger E. Schwed
                                       Title: Executive Vice President
                                               and General Counsel


Date: January 30, 2003


                               Page 3 of 13 Pages

                                  EXHIBIT INDEX


Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------

99.1             Press Release, dated January 30, 2003                   5

99.2             Bankruptcy Court Order, dated January 29, 2003          7

99.3             Bankruptcy Court Order, dated January 16, 2003         11




                               Page 4 of 13 Pages